EuroPac International Value Fund
EuroPac International Bond Fund
EuroPac International Dividend Income Fund
EP Latin America Fund
EuroPac Gold Fund
EP China Fund

Each a series of Investment Managers Series Trust

Supplement dated November 6, 2015 to the
Prospectus and Statement of Additional Information dated March 4, 2015, as supplemented

The principal address for Euro Pacific Asset Management, LLC (the “Advisor”), the investment advisor to Euro Pacific Funds, has changed.  Effective immediately, the new address for the Advisor is:

Euro Pacific Asset Management, LLC
Suite 204, Lots 81-82
Street C
Dorado, Puerto Rico 00646

All references to the Advisor’s previous address are deleted in their entirety.

Please file this Supplement with your records.